SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 15, 2003
                                        -----------------

                         CARMAX AUTO OWNER TRUST 2003-1


             (Exact name of registrant as specified in its charter)


  Delaware                    333-104376-01                  11-6583125
-------------                 ------------                   ----------
(State or other                (Commission                  (IRS Employer
jurisdiction                    File No.)                Identification No.)
of incorporation)


4900 Cox Road, Glen Allen, Virginia                                     23060
-----------------------------------                                     -----
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code: 804-747-0422


Item 5                     Other Events.
                           -------------
                           On December 15, 2003, the servicer for the CarMax Owner Trust 2003-1 delivered to the indenture trustee (for the indenture trustee to forward to each Noteholder of record as of the most recent record date) and to the owner trusee (for the owner trustee to forward to each Certificateholder of record as of the most recent record date) the Statement to Noteholders and Certificateholders for the collection period ended November 30, 2003.


Item 7(c).                 Exhibits.
                           ---------

                           The following is filed as an exhibit to this report under Exhibit 99:

99.1 CarMax Auto Owner Trust 2003-1 Statement to Noteholders and Certificateholders for the collection period ended November 30, 2003.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CARMAX AUTO OWNER TRUST 2003-1


                                        By:      CARMAX AUTO
                                                 SUPERSTORES, INC.,
                                                 as Servicer




                                        By:      __/s/Keith Browning__________
                                                 Keith Browning
                                                 Executive Vice President
                                                 and Chief Financial Officer






Date:  December 15, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         CARMAX AUTO OWNER TRUST 2003-1

                                INDEX TO EXHIBITS




Exhibit
Number Exhibit


   99.1 Series 2003-1 Statement to Noteholders and Certificateholders for the collection period ended November 2003.